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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2006

                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      1-10638                 22-2476135
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                  07073
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                 JANUARY 4, 2006

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Cambrex Corporation ("Cambrex" or the "Company") is reporting under Item
1.01 that in conjunction with the resignation and termination of employment of Mr. John R. Leone, President and Chief Executive Officer and Member of the Board of Directors of Cambrex since August 23, 2004, from the Company as well as his resignation from the Company's Board of Directors, as disclosed in Item 5.02, below, the Company entered into a Separation and General Release Agreement dated January 4, 2006, effective as of December 31, 2005, with Mr. Leone (See Exhibit
10.1 hereof), which provides for, among other things, (i) payment by the Company of monthly severance payments for the twenty-four (24) month period commencing on January 1, 2006 ("Severance Period") in the amount of $101,823, provided that such payments will cease if Mr. Leone secures comparable employment during the Severance Period and further provided that Mr. Leone is not required to actively pursue employment, and has no obligation to mitigate any such payments; (ii) the continued vesting of 25,607 shares of restricted stock with one-half of such restricted stock vesting on July 22, 2006 and the balance vesting on July 22, 2007 (on joining the Company Mr. Leone received an award of 38,410 shares of Company restricted stock, one third of which vested on July 22, 2005); such shares represent the unvested portion of restricted stock issued pursuant to Mr. Leone's previously disclosed Employment Agreement dated August 23, 2004 (which was previously disclosed in the Company's Current Report on Form 8-K filed on August 26, 2004 and which is incorporated by reference into this Current Report on Form 8-K, the "Leone Employment Agreement") to compensate for the value of Mr. Leone's forfeited "in the money" options from his previous employer; (iii) the continued vesting of 54,788 shares of restricted stock with one third of such unvested restricted stock vesting on each of July 22, 2006, July 22, 2007 and July 22, 2008 (on joining the Company Mr. Leone received an award of 71,052 shares of Company restricted stock, one fourth of which vested on July 22,
2005); such shares represent the unvested portion of the restricted stock issued pursuant to the Leone Employment Agreement to compensate for the value of Mr. Leone's forfeited pension from his previous employer; (iv) 433,333 options to acquire Company stock; which were outstanding on the date of termination of Mr. Leone's employment, such options are subject to the terms and conditions of the applicable award agreements and equity plans; and (v) continuation of medical coverage for 18 months, life insurance for 12 months, and accidental death and dismemberment insurance for 6 months, on the same terms and conditions applicable to senior executives of the Company during the Severance Period as provided in the Leone Employment Agreement; provided that

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such coverage will cease if and at the time, Mr. Leone becomes eligible to receive equivalent coverage from any subsequent employment. The preceding summary of Mr. Leone's Separation and General Release Agreement is qualified in its entirety by the full text of such Agreement, a copy of which is filed herewith as Exhibit 10.1 and is hereby incorporated herein by reference.

As a result of this and certain other organizational changes, the Company expects to record a charge of approximately $4.1 million in the fourth quarter of 2005. This charge was not included in previous guidance issued by the Company.

Cambrex is also reporting under Item 1.01 that in conjunction with Mr. James A. Mack's election as Acting President and Chief Executive Officer of Cambrex, as disclosed in Item 5.02 below, Mr. Mack will receive annual compensation in the amount of $240,000, payable at a monthly rate of $20,000 per month. The Company and Mr. Mack previously had in effect a Consulting Agreement and an Additional Retirement Payment Agreement under which he will receive an aggregate payment of $100,000 per year during his lifetime. Payments under these agreements will be suspended during the period of Mr. Mack's renewed service with the Company.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Cambrex is reporting under Item 1.02 that in conjunction with (i) Mr. Leone's resignation and termination of employment from the Company and resignation from the Company's Board of Directors, as disclosed in Item 5.02, below, and entry into the Separation and General Release Agreement disclosed in Item 1.01, above, the Leone Employment Agreement was simultaneously terminated.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Cambrex is reporting under Item 5.02(b) that on December 31, 2005, Mr. Leone resigned as President and Chief Executive Officer and Member of the Board of Directors and his employment has been terminated, effective January 15, 2006. As disclosed in Items 1.01 and 1.02, above in conjunction with Mr. Leone's departure from the Company and the Board of Directors, the Company entered a Separation and General Release Agreement with Mr. Leone (See Exhibit 10.1 hereof) and Mr. Leone's previously disclosed Employment Agreement was simultaneously terminated.

Cambrex is reporting under Item 5.02(c) that effective December 31, 2005 Mr. James A. Mack, age 67, rejoined the Company when he was appointed by the Board of Directors of Cambrex to the positions of Acting President and Chief Executive Officer of Cambrex. Mr. Mack had retired as President and Chief Executive Officer, a position he

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held since April 1995, and became Executive Chairman of the Cambrex Board of
Directors in August 2004 until April 2005 when he became Chairman of the Board. Mr. Mack remains Chairman of the Board of Directors of Cambrex. Mr. Mack has been a Director of the Cambrex Board of Directors since joining the Company in 1990 and was appointed Chairman of the Board of Directors in October 1999. Prior thereto, Mr. Mack was President and Chief Operating Officer of the Company since February 1990. Mr. Mack is a Member of the Board of Trustees of the Michigan Tech Alumni Fund and serves on the Board of Directors of Research Corporation Technologies Inc.

No arrangement or understanding exists between Mr. Mack and any other person or persons pursuant to which he was elected as a director. There are no transactions to which the registrant is a party and in which Mr. Mack or any member of his immediate family had an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Leone's resignation and termination of employment from the Company and resignation from the Board of Directors and Mr. Mack's election to the positions of Acting President and Chief Executive Officer is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

(10) MATERIAL CONTRACTS

     EXHIBIT 10.1 - John R. Leone Separation and General Release Agreement

     EXHIBIT 10.2 - John R. Leone Offer of Employment Letter (incorporated by reference from Exhibit 10.1 to the Cambrex Corporation Current Report on Form 8-K dated August 26, 2004.

     EXHIBIT 10.3 - John R. Leone Employment Agreement (incorporated by reference from Exhibit 10.2 to the Cambrex Corporation Current Report on Form 8-K dated August 26, 2004.

(99.1) OTHER EXHIBITS

     EXHIBIT 99.1 - Press release issued by Cambrex Corporation dated January 4,
                    2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        CAMBREX CORPORATION


Date: January 4, 2006                   By: /s/ Peter E. Thauer
                                            ------------------------------------
                                        Name: Peter E. Thauer
                                        Title: Senior Vice President, General
                                               Counsel and Corporate Secretary

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                                  EXHIBIT INDEX

EXHIBIT 10.1 - John R. Leone Separation and General Release Agreement

EXHIBIT 10.2 - John R. Leone Offer of Employment Letter (incorporated by reference from Exhibit 10.1 to the Cambrex Corporation Current Report on Form 8-K dated August 26, 2004)

EXHIBIT 10.3 - John R. Leone Employment Agreement (incorporated by reference from Exhibit 10.2 to the Cambrex Corporation Current Report on Form 8-K dated August 26, 2004)

EXHIBIT 99.1 - Press release issued by Cambrex Corporation dated January 4, 2006